Fees	12 Months Ended
Dec. 31, 2016
Fees and Commissions [Abstract]
Fees and Commissions [Text Block]
(3)           Fees

Management fees are accrued and paid monthly by the relevant series’ Trading Company.  Incentive fees are accrued monthly and paid quarterly, as applicable, by the relevant series’ Trading Company.  Trading decisions for the period of these financial statements were made by the Trading Advisors.

Management fees and incentive fees were not due on the LLC net assets.  See Note (1).

Pursuant to the Trust Agreement, the Trust pays the Managing Owner a fee of 0.50% of the Trust’s month-end net assets on an annual basis.

Pursuant to the Investment Management Agreement, the Trust pays RPM a monthly management fee at a rate of 0.0625% (a 0.75% annual rate) of the Trust’s month-end net asset calculated after determined and before reduction for any RPM management fees then being calculated and all other fees and expenses as of such month end, and before giving effect to any subscriptions for units in the Trust made as of the beginning of the month immediately following such month end and to any distributions or redemptions accrued during or as of such month end.

Pursuant to the Investment Management Agreement, RPM will receive from the Class C and D units a quarterly incentive fee of 10% of any “New Appreciation”, if any, of any New Assets.  “New Assets” are that portion of the assets contributed to the Trust from the date of the Investment Management Agreement.  New Appreciation in any quarter is equal to the amount by which the net asset value of the New Assets, prior to reduction for any accrued RPM performance fee, but after reduction for all other fees and expenses allocable to the New Assets (including the RPM management fee and management and incentive fees paid to the Trading Advisors, as described below), exceeds the cumulative trading profit as of any previous calendar quarter-end.  Interest income shall not be taken into account in calculating New Appreciation.

Pursuant to the Trust’s agreements with the Trading Advisors, each Trading Advisor receives a monthly management fee at the rate ranging from 0.042% to 0.083% (a 0.5% to 1% annual rate) of the Trust’s month-end net assets calculated after deduction of brokerage fees, but before reduction for any incentive fee or other costs and before inclusion of new unitholder subscriptions and redemptions for the month.

Pursuant to its Advisory Agreement, each Trading Advisor may also receive from the relevant series’ Trading Company a quarterly incentive fee ranging from 15% to 20% of the “New Trading Profit,” if any, of the Trust.  The incentive fee is based on the performance of each Trading Advisor’s portion of the assets allocated to them.  New Trading Profit in any quarter is equal to the “Trading Profit” for such quarter that is in excess of the highest level of such cumulative trading profit as of any previous calendar quarter-end.  Trading Profit is calculated by including realized and unrealized profits and losses, excluding interest income, and deducting the management fee and brokerage fee.

For a description of the fees paid by the Trust to RJOIM, the Trust’s cash manager, see Note (9).